EXHIBIT 1

JOINT FILING AGREEMENT

Each of the undersigned acknowledges and agrees that the foregoing Statement on Schedule 13D is filed on behalf of the undersigned.  Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of October 17, 2011.

OAKTREE PRINCIPAL FUND V (DELAWARE), L.P.

By:	Oaktree Fund GP, LLC, its general partner
By:	Oaktree Fund GP I, L.P., its managing member

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Authorized Signatory

By:	/s/ Martin Boskovich
	Name:	Martin Boskovich
	Title:	Authorized Signatory

OAKTREE FUND GP, LLC

By:	Oaktree Fund GP I, L.P., its managing member

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Authorized Signatory

By:	/s/ Martin Boskovich
	Name:	Martin Boskovich
	Title:	Authorized Signatory

OAKTREE FUND GP I, L.P.

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Authorized Signatory

By:	/s/ Martin Boskovich

	Name:	Martin Boskovich
	Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	OCM Holdings I, LLC,
its General Partner

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Managing Director

By:	/s/ Martin Boskovich
	Name:	Martin Boskovich
	Title:	Senior Vice President

OCM HOLDINGS I, LLC

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Managing Director

By:	/s/ Martin Boskovich
	Name:	Martin Boskovich
	Title:	Senior Vice President

OAKTREE HOLDINGS, LLC

By:	Oaktree Capital Group, LLC,
its Managing Member

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Managing Director and Assistant Secretary

By:	/s/ Martin Boskovich
	Name:	Martin Boskovich
	Title:	Senior Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Managing Director and Assistant Secretary

By:	/s/ Martin Boskovich
	Name:	Martin Boskovich
	Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By:	Oaktree Capital Group Holdings GP, LLC,
its general partner

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Managing Director

By:	/s/ Martin Boskovich
	Name:	Martin Boskovich
	Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Managing Director

By:	/s/ Martin Boskovich
	Name:	Martin Boskovich
	Title:	Senior Vice President

OAKTREE FF INVESTMENT FUND AIF (DELAWARE), L.P.

By:	Oaktree Fund AIF Series, L.P. — Series I, its general partner
By:	Oaktree Fund GP AIF, LLC, its general partner
By:	Oaktree Fund GP III, L.P., its managing member

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Authorized Signatory

By:	/s/ Martin Boskovich
	Name:	Martin Boskovich
	Title:	Authorized Signatory

OAKTREE FUND AIF SERIES, L.P. — SERIES I

By:	Oaktree Fund GP AIF, LLC, its general partner
By:	Oaktree Fund GP III, L.P., its managing member

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Authorized Signatory

By:	/s/ Martin Boskovich
	Name:	Martin Boskovich
	Title:	Authorized Signatory

OAKTREE FUND GP AIF, LLC

By:	Oaktree Fund GP III, L.P., its managing member

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Authorized Signatory

By:	/s/ Martin Boskovich
	Name:	Martin Boskovich
	Title:	Authorized Signatory

OAKTREE FUND GP III, L.P.

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Authorized Signatory

By:	/s/ Martin Boskovich
	Name:	Martin Boskovich
	Title:	Authorized Signatory

OAKTREE AIF INVESTMENTS, L.P.

By:	Oaktree AIF Holdings, Inc., its general partner

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Managing Director and Assistant Secretary

By:	/s/ Martin Boskovich
	Name:	Martin Boskovich
	Title:	Senior Vice President

OAKTREE AIF HOLDINGS, INC.

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Managing Director and Assistant Secretary

By:	/s/ Martin Boskovich
	Name:	Martin Boskovich
	Title:	Senior Vice President

ANNEX A

Oaktree Capital Group Holdings GP, LLC

The name and principal occupation of each of the members of the executive committee of Oaktree Capital Group Holdings GP, LLC and its executive officers are listed below.

Name	Principal Occupation

Howard S. Marks	Chairman of the Board of Oaktree Capital Group, LLC and Chairman of Oaktree Capital Management, L.P.

Bruce A. Karsh	President and Director of Oaktree Capital Group, LLC and President of Oaktree Capital Management, L.P.

John B. Frank	Managing Principal and Director of Oaktree Capital Group, LLC and Managing Principal of Oaktree Capital Management, L.P.

David M. Kirchheimer

Chief Financial Officer, Chief Administrative Officer and Director of Oaktree Capital Group, LLC and Chief Financial Officer, Chief Administrative Officer and Principal of Oaktree Capital Management, L.P.

Sheldon M. Stone	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.

Larry W. Keele	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.

Stephen A. Kaplan	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.

Kevin L. Clayton	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.

Oaktree Capital Group Holdings, L.P.

The general partner of Oaktree Capital Group Holdings, L.P. is Oaktree Capital Group Holdings GP, LLC.  There are no executive officers and directors appointed at Oaktree Capital Group Holdings, L.P.

Oaktree Capital Group, LLC

The name and principal occupation of each of the directors and executive officers of Oaktree Capital Group, LLC are listed below.

Name	Principal Occupation

Howard S. Marks	Chairman of the Board of Oaktree Capital Group, LLC and Chairman of Oaktree Capital Management, L.P.

Bruce A. Karsh	President and Director of Oaktree Capital Group, LLC and President of Oaktree Capital Management, L.P.

John B. Frank	Managing Principal and Director of Oaktree Capital Group, LLC and Managing Principal of Oaktree Capital Management, L.P.

David M. Kirchheimer

Chief Financial Officer, Chief Administrative Officer and Director of Oaktree Capital Group, LLC and Chief Financial Officer, Chief Administrative Officer and Principal of Oaktree Capital Management, L.P.

Sheldon M. Stone	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.

Larry W. Keele	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.

Stephen A. Kaplan	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.

Kevin L. Clayton	Principal and Director of Oaktree Capital Group, LLC and Principal of Oaktree Capital Management, L.P.

D. Richard Masson	Principal Emeritus and Director of Oaktree Capital Group, LLC.

Robert E. Denham	Director of Oaktree Capital Group, LLC. Mr. Denham is currently a partner in the law firm of Munger, Tolles & Olson LLP.

Wayne G. Pierson	Director of Oaktree Capital Group, LLC. Mr. Pierson is currently the Chief Financial Officer and Treasurer of Meyer Memorial Trust.

Jay S. Wintrob	Director of Oaktree Capital Group, LLC. Mr. Wintrob is currently the President and Chief Executive Officer of SunAmerica Financial Group.

Oaktree Holdings, LLC

The managing member of Oaktree Holdings, LLC is Oaktree Capital Group, LLC.  There are no executive officers and directors appointed at Oaktree Holdings, LLC.

OCM Holdings I, LLC

The managing member of OCM Holdings I, LLC is Oaktree Holdings, LLC.  The name and principal occupation of each of the executive officers of OCM Holdings I, LLC are listed below.

Name	Principal Occupation

Howard S. Marks	Chairman of the Board of Oaktree Capital Group, LLC and Chairman of Oaktree Capital Management, L.P.

Bruce A. Karsh	President and Director of Oaktree Capital Group, LLC and President of Oaktree Capital Management, L.P.

Oaktree Capital I, L.P.

OCM Holdings I, LLC is the general partner of Oaktree Capital I, L.P.  The name and principal occupation of each of the executive officers of Oaktree Capital I, L.P. are listed below.

Name	Principal Occupation

Howard S. Marks	Chairman of the Board of Oaktree Capital Group, LLC and Chairman of Oaktree Capital Management, L.P.

Bruce A. Karsh	President and Director of Oaktree Capital Group, LLC and President of Oaktree Capital Management, L.P.

John B. Frank	Managing Principal and Director of Oaktree Capital Group, LLC and Managing Principal of Oaktree Capital Management, L.P.

David M. Kirchheimer

Chief Financial Officer, Chief Administrative Officer and Director of Oaktree Capital Group, LLC and Chief Financial Officer, Chief Administrative Officer and Principal of Oaktree Capital Management, L.P.

Oaktree Fund GP I, L.P.

Oaktree Capital I, L.P. is the general partner of Oaktree Fund GP I, L.P.  There are no executive officers or directors appointed at Oaktree Fund GP I, L.P.

Oaktree Fund GP, LLC

Oaktree Fund GP I, L.P. is the general partner of Oaktree Fund GP, LLC.  There are no executive officers or directors appointed at Oaktree Fund GP, LLC.

Oaktree Principal Fund V (Delaware), L.P.

Oakree Fund GP, LLC is the general partner of Oaktree Principal Fund V (Delaware), L.P., which is a Delaware limited partnership.  There are no executive officers or directors appointed at Oaktree Principal Fund V (Delaware), L.P.

Oaktree FF Investment Fund AIF (Delaware), L.P.

Oaktree Fund AIF Series, L.P. — Series I is the general partner of Oaktree FF Investment Fund AIF (Delaware), L.P., which is a Delaware limited partnership.  There are no executive officers or directors appointed at Oaktree FF Investment Fund AIF (Delaware), L.P.

Oaktree Fund AIF Series, L.P. — Series I

Oaktree Fund GP AIF, LLC is the general partner of Oaktree Fund AIF Series, L.P. — Series I, which is a Delaware limited partnership.  There are no executive officers or directors appointed at Oaktree Fund AIF Series, L.P. — Series I.

Oaktree Fund GP AIF, LLC

Oaktree Fund GP III, L.P. is the sole member of Oaktree Fund GP AIF, LLC, which is a Delaware limited liability company.  There are no executive officers or directors appointed at Oaktree Fund GP AIF, LLC.

Oaktree Fund GP III, L.P.

Oaktree AIF Investments, L.P. is the general partner of Oaktree Fund GP III, L.P., which is a Delaware limited partnership.  There are no executive officers or directors appointed at Oaktree AIF Investments, L.P.

Oaktree AIF Investments, L.P.

Oaktree AIF Holdings, Inc. is the general partner of Oaktree AIF Investments, L.P., which is a Delaware limited partnership.  There are no executive officers or directors appointed at Oaktree AIF Investments, L.P.

Oaktree AIF Holdings, Inc.

Oaktree AIF Holdings, Inc. is a Delaware corporation.  The name and principal occupation of each of the directors and executive officers of Oaktree AIF Holdings, Inc. are listed below.

Name	Principal Occupation

Howard S. Marks	Chairman of the Board of Oaktree Capital Group, LLC and Chairman of Oaktree Capital Management, L.P.

Bruce A. Karsh	President and Director of Oaktree Capital Group, LLC and President of Oaktree Capital Management, L.P.

Todd E. Molz	Managing Director, General Counsel and Secretary of Oaktree Capital Group, LLC and Managing Director and General Counsel of Oaktree Capital Management, L.P.